                                                                   EXHIBIT 10.11


                         AMENDMENT TO CREDIT AGREEMENT

     AMENDMENT, dated as of March 24, 1999 (this "Amendment"), among THE RESORT AT SUMMERLIN, LIMITED PARTNERSHIP, THE RESORT AT SUMMERLIN, INC., the financial institutions party to the Credit Agreement described below (the "Lenders") and NATIONAL WESTMINSTER BANK PLC, as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                  WITNESSETH:

     WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of December 30, 1997 (as in effect on the date hereof, the "Credit Agreement");

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW THEREFORE, it is agreed:

     1. Section 7.11 of the Credit Agreement is hereby amended by changing the reference to "June 30, 1999" therein to "December 31, 1999".

     2. Section 7.12 of the Credit Agreement is hereby amended by deleting the first two lines of the table contained therein, i.e. the first test shall be December 31, 1999.

     3. Section 7.13 of the Credit Agreement is hereby amended by adding after the reference to "Test Period" therein the phrase "commencing on and after December 31, 1999,".

     4. This Amendment shall become effective for all purposes on the date (the "Effective Date") on which the Borrowers and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (included by way of telecopier) the same to the Administrative Agent's counsel (attention: D. Taylor Fax: 212-354-8113).

     5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Partnership and the Administrative Agent.

     6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     7. From and after the Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement or each of the Credit Documents shall be deemed to be references to such Credit Agreement or each of the Credit Documents as amended hereby.


                                  *  *  *  *

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                 THE RESORT AT SUMMERLIN,
                                   LIMITED PARTNERSHIP

                                   By: The Resort at Summerlin, Inc., its
                                   General Partner

                                 By: /s/ BRIAN D. MCMULLAN
                                    -----------------------------------
                                    Name: Brian D. McMullan
                                    Title: President


                                 THE RESORT AT SUMMERLIN, INC.


                                 By: /s/ BRIAN D. MCMULLAN
                                    -----------------------------------
                                    Name: Brian D. McMullan
                                    Title: President

                                 NATIONAL WESTMINSTER BANK, PLC
                                 Individually and as Administrative Agent


                                 By: /s/ ANDREW S. WEINBERG
                                    -----------------------------------
                                    Name: ANDREW S. WEINBERG
                                    Title: SENIOR VICE PRESIDENT

                                 ML CLO XV PILGRIM AMERICAN
                                 (CAYMAN)LTD.
                                 By: Pilgrim Investments, Inc.,
                                     as its investment manager


                                 By: /s/ MICHEL PRINCE
                                    -----------------------------------
                                    Name: MICHEL PRINCE, CFA
                                    Title: VICE PRESIDENT

                                ARCHIMEDES FUNDING L.L.C.
                                By:  ING Capital Advisors LLC, as
                                     Collateral Manager


                                By: /s/ MICHAEL D. HATLEY
                                   -------------------------------------
                                Name: MICHAEL D. HATLEY
                                Title: SENIOR VICE PRESIDENT

                                THE ING CAPITAL SENIOR SECURED
                                HIGH INCOME FUND, L.P.
                                By:  ING Capital Advisors LLC, as
                                     Investment Advisor


                                By: /s/ MICHAEL D. HATLEY
                                   -------------------------------------
                                Name: MICHAEL D. HATLEY
                                Title: SENIOR VICE PRESIDENT

                                STEIN ROE & FARNHAM
                                INCORPORATED,
                                AS AGENT FOR KEYPORT LIFE
                                INSURANCE COMPANY

                                By: /s/ BRIAN W. GOOD
                                   -----------------------------------------
                                   Name: Brian W. Good
                                   Title: Vice President & Portfolio Manager


                                ARAMA-2 FINANCE LTD.


                                By:
                                   -------------------------------------
                                Name:
                                Title:

                                ARAMA-1 FINANCE LTD.


                                By:
                                   -------------------------------------
                                Name:
                                Title:

                                MORGAN STANLEY SENIOR FUNDING
                                INC.

                                By:  /s/ CHRIS PACILLO
                                   -------------------------------------
                                   Name: Chris Pacillo
                                   Title:


                                STRATA FUNDING LTD.

                                By:  /s/  John H. Cullinane
                                   -------------------------------------
                                   Name:  John H. Cullinane
                                   Title: Director


                                CERES FINANCE LTD.

                                By:  /s/  John H. Cullinane
                                   -------------------------------------
                                   Name:  John H. Cullinane
                                   Title: Director


                                AERIES FINANCE LTD.

                                By:  /s/ Andrew Ian Wignall
                                   -------------------------------------
                                   Name: Andrew Ian Wignall
                                   Title: Director


                                CAPTIVA FINANCE LTD.

                                By:  /s/  John H. Cullinane
                                   -------------------------------------
                                   Name:  John H. Cullinane
                                   Title: Director


                                FLOATING RATE PORTFOLIO

                                By: Invesco Senior Secured Management, Inc.
                                    as Attorney-in-Fact

                                By:  /s/ Anne M. McCarthy
                                   -------------------------------------
                                   Name:  Anne M. McCarthy
                                   Title: Authorized Signatory